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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                September 8, 1999

                        Commission File Number: 000-24779



                            V-TWIN ACQUISITIONS, INC.
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             (Exact name of Registrant as specified in its charter)

               District of Columbia                              52-2110338
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          (State or other jurisdiction of                     (I.R.S. Employer
          incorporation or organization)                     Identification No.)

               1707 H St. N.W. #200
                  Washington, DC                                   20006

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     (Address of principal executive offices)                    (Zip Code)


                  (703) 471-6990
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            (Issuer's telephone number)

Check whether the Issuer (1) filed all report required to be file by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

(1)    x    YES               NO
    -------            ------

(2)    x    YES               NO
    -------            ------

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Item 4. Changes In Registrant's Certifying Accountant

(a) Registrant hereby acknowledges and informs of the resignation of the relationship between Registrant and its independent accountant, Klipfel & Associates, LLC.

(i) The Registrant's independent accountant, Klipfel & Associates, LLC., resigned by letter received by Registrant on September 7, 1999. This letter is attached herewith as an Exhibit.

(ii) Klipfel & Associates, LLC did not reflect any adverse opinion or disclaimer of opinion in reference to the Registrant, nor did Klipfel & Associates, LLC disclaim, qualify or modify as to uncertainty, any opinion rendered by it.

(iii) Registrant's decision to accept the resignation of Klipfel & Associates, LLC was recommended, confirmed and approved by the Board of Directors of the Registrant.

(iv) There were no disagreements, disputes, or differences through the date of resignation with Klipfel & Associates, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Klipfel & Associates, LLC did not inform management of Registrant of any reportable events (as defined by Regulation S-K, Rule 304 A(a)(i)(v)).

The Registrant also hereby reports that the Board of Directors of the Registrant has appointed and engaged Kaufman Davis, PC as its new independent accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            V-Twin Acquisitions, Inc.

September 8, 1999                           /s/ Ted L. Schwartzbeck
                                            ------------------------------
                                            Ted L. Schwartzbeck
                                            President






                                            /s/ Richard Paone
                                            ------------------------------
                                            Richard Paone
                                            Chief Financial Officer


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                   [KLIPFEL & ASSOCIATES, L.L.C. LETTERHEAD]



                                                               September 7, 1999




V-Twin Acquisitions, Inc.
1707 H Street, NW
Suite 200
Washington  DC  20006


Dear Sirs:

        Please be informed that Klipfel & Associates, LLC hereby resigns as the independent accountant for V-Twin Acquisitions, Inc.

        Klipfel & Associates, LLC has no disputes or differences through the date of this resignation.

        Klipfel & Associates, LLC wishes V-Twin Acquisitions, Inc. the best for the future.





                                                     /s/ KLIPFEL & ASSOCIATES
                                                     ---------------------------
                                                     Klipfel & Associates, LLC